UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 25, 2006
MGIC Investment Corporation
(Exact Name of Registrant as Specified in Its Charter)
Wisconsin
(State or Other Jurisdiction of Incorporation)

1-10816	39-1486475
(Commission File Number)	(IRS Employer Identification No.)

MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI	53202
(Address of Principal Executive Offices)	(Zip Code)
(414) 347-6480
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Bylaws
Restricted Stock and Restricted Stock Unit Agreement
Incorporated Terms Restricted Stock and Restricted Stock Unit Agreement

Item 1.01. Entry into a Material Definitive Agreement
Compensation of Senior Management
     On January 25, 2006, the Management Development, Nominating and Governance Committee (the “Committee”) of the Board of Directors of MGIC Investment Corporation (the “Company”) approved the following new base salaries for the following executive officers: Curt S. Culver, Chairman and Chief Executive Officer — $800,000; Patrick Sinks, President and Chief Operating Officer - $465,000; J. Michael Lauer, Chief Financial Officer — $410,000; Lawrence J. Pierzchalski, Executive Vice President – Risk Management of Mortgage Guaranty Insurance Corporation, the Company’s principal subsidiary (“MGIC”) — $400,000; and Jeffrey H. Lane, General Counsel — $340,000. The new base salaries are effective March 27, 2006, other than for Mr. Sinks, whose new base salary is effective January 30, 2006 in view of his promotion described in Item 5.02 below.
     The Committee also approved cash bonuses for these officers based on performance for the year ended December 31, 2005 as follows: Mr. Culver — $1,275,661; Mr. Sinks — $465,013; Mr. Lauer - $481,564; Mr. Pierzchalski — $502,365; and Mr. Lane — $386,048. These executive officers will participate in the Company’s bonus framework for 2006, which is the same as the bonus framework for 2005 filed as Exhibit 1 to the Company’s Current Report on Form 8-K dated May 17, 2005.
     The Committee also awarded restricted common stock to these executive officers under the Company’s 2002 Stock Incentive Plan (the “Stock Plan”). As with past awards, the restricted stock awarded included shares representing a portion of the bonus for 2005 that otherwise would have been paid in cash. See the fourth paragraph under “Report of the Management Development, Nominating and Governance Committee on Executive Compensation – Annual Performance Bonus” in the Company’s Proxy Statement dated March 31, 2005 (the “Proxy Statement”).
     The material terms of such awards will be set forth in a restricted stock and restricted stock unit agreement, the form of which is filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K. The form of the agreement not to compete to be entered into in connection therewith is filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated February 1, 2005 and the Stock Plan is filed as Exhibit B to the Proxy Statement.
Compensation of Directors
     On January 26, 2006, the Company’s Board of Directors increased the annual retainer for members of the Audit Committee of the Board from $32,000 to $37,000.
     On January 26, 2006, the Board of Directors ratified the Committee’s January 25, 2006 action awarding under the Stock Plan restricted common stock units representing 850 shares of the Company’s common stock to each Director of the Company who is not an employee of the Company. On January 25, 2006, the Committee approved a Deposit Share Program for 2006 under the Stock Plan for all Directors, other than Mr. Culver. The Deposit Share Program is described under “The Board of Directors and Its Committees – Compensation of Directors – Deposit Share Program” in the Proxy Statement.

     The material terms of the restricted stock unit and deposit share awards to such Directors will be set forth in a restricted stock and restricted stock unit agreement the form of which is filed as Exhibits 10.2.4 and 10.2.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004. The description of the deposit share awards in the Proxy Statement is qualified in its entirety by reference to the actual agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     (c) On January 26, 2006, the Board Directors of the Company appointed Patrick Sinks, age 49, President and Chief Operating Officer of the Company to serve until his successor may be appointed or his earlier termination of employment. Mr. Sinks was also named President and Chief Operating Officer of MGIC by the Board of Directors of that company. Mr. Sinks has served as Executive Vice President-Field Operations of MGIC since January 2004 and was Senior Vice President-Field Operations of MGIC from July 2002 to January 2004. From March 1985 to July 2002, he held various positions within MGIC’s finance and accounting organization, the last of which was Senior Vice President, Controller and Chief Accounting Officer.
     Mr. Sinks is not a party to any employment agreement with the Company or MGIC, other than a Key Executive Employment and Severance Agreement (“KEESA”) as described under “Executive Compensation – Change of Control Agreements” in the Proxy Statement, which description is incorporated by reference herein. The form of KEESA is filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1999. The description in the Proxy Statement is qualified in its entirety by reference to the actual KEESA
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     (a) In connection with the appointment of Mr. Sinks as President and Chief Operating Officer, Sections 4.01 and 4.04 – 4.07 of the Company’s Bylaws were amended. The amendments, among other things, (i) make the Chairman of the Board an officer of the Company, (ii) provide that the Chairman is the Company’s Chief Executive Officer (previously, the President was the Chief Executive Officer), (iii) provide that the President is the Company’s Chief Operating Officer (previously, the President was the Chief Executive Officer), (iv) expand the authority of the Chairman, (v) modify the authority of the President so that it is subject to the authority of the Chief Executive Officer, and (vi) provide that in the absence of the Chairman, the Vice Chairman of the Board, if one is elected, performs the Chairman’s duties relating to presiding at meetings (rather than all of the Chairman’s duties).
     The Bylaws, as amended, are filed as Exhibit 3 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to the actual text of the Bylaws.
Item 9.01. Financial Statements and Exhibits
     (c) The accompanying Exhibit Index is incorporated by reference in answer to this portion of this Item. The Exhibits listed in such Index are filed as part of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date: January 31, 2006	By:	\s\ Jeffrey H. Lane

Jeffrey H. Lane
Senior Vice President, General
Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

3	MGIC Investment Corporation Bylaws, as amended

10.1	Form of Restricted Stock and Restricted Stock Unit Agreement under 2002 Stock Incentive Plan

10.2	Form of Incorporated Terms to Restricted Stock and Restricted Stock Unit Agreement under 2002 Stock Incentive Plan

10.3	Form of Agreement Not to Compete (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated February 1, 2005)

10.4	Bonus Framework (incorporated by reference to Exhibit 1 to the Company’s Current Report dated May 17, 2005)

10.5	Form of Restricted Stock and Restricted Stock Unit Agreement (for Directors) (incorporated by reference to Exhibit 10.2.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004)

10.6	Form of Incorporated Terms to Restricted Stock and Restricted Stock Unit Agreement (incorporated by reference to Exhibit10.2.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004)

10.7	Form of Key Executive Employment and Severance Agreement (incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1999)